MUNIHOLDINGS
NEW YORK
FUND, INC.




FUND LOGO




Annual Report

June 30, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings
New York
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniHoldings New York Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Fund, Inc., has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities.



MuniHoldings New York Fund, Inc., June 30, 1998



DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for MuniHoldings New York Fund, Inc. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal, New York State and New York City income taxes by investing in a portfolio of long-term, investment-grade municipal obligations.

Since inception (February 27, 1998) through June 30, 1998, the Common Stock of MuniHoldings New York Fund, Inc. earned $0.283 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.52%, based on a month-end per share net asset value of $15.08. Over the same period, the total investment return on the Fund's Common Stock was +2.03%, based on a change in per share net asset value from $15.00 to $15.08, and assuming reinvestment of $0.218 per share income dividends.

For the period February 27, 1998 through June 30 , 1998, the Fund's Preferred Stock had an average yield of 4.02% for Series A and 3.44% for Series B.


The Municipal Market Environment
Since inception (February 27, 1998) through June 30, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 5 basis points (0.05%) to end the June quarter at 5.34%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 30 basis points to end the June quarter at 5.62%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $145 billion in new tax-exempt bonds were underwritten, an increase of over 50% compared to the same period a year ago. During the quarter ended June 30, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998. Historically, the month of July tends to be a period of strong investor demand as seasonal factors generate strong income flows. It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At June 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in the Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy
During the four months since the Fund's inception, our strategy was to maintain a fully invested position. This aggressive stance enabled the Fund to perform extremely well in the declining interest rate environment witnessed recently in the tax-exempt fixed-income market. Although it is probable that the market will experience some volatility in the future and setbacks are likely to occur, we believe that these instances will be short-lived. In our opinion, a slow growth, low inflation economic environment is likely to continue to supply a positive backdrop for debt securities, and the relatively tight technical supply/demand outlook for municipal bonds should cushion any temporary downward movements in tax-exempt bond prices. While the Fund is already aggressively structured, our strategy going forward will be concentrated more on improving the call features of the underlying securities in the portfolio, as well as adjusting the sector diversity of the Fund's holdings.

Because of historically tight credit quality spreads, we favored overweighting the position of the Fund's assets in AAA-insured securities. At June 30, 1998, 28% of the Fund's assets were rated
AAA by Standard & Poor's Corp.

In Conclusion
We appreciate your ongoing interest in MuniHoldings New York Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



July 30, 1998



MuniHoldings New York Fund, Inc., June 30, 1998



Portfolio
Abbreviations

To simplify the listings of MuniHoldings New York Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
             S&P     Moody's    Face                                                                             Value
STATE      Ratings   Ratings   Amount   Issue                                                                  (Note 1a)
New York     AAA      Aaa     $ 5,000   Battery Park City Authority, New York, Revenue Bonds, RITR,
--94.2%                                 Series 25, 6.97% due 11/01/2026 (b)(c)                                 $   5,350

             AAA      Aaa       2,000   Buffalo, New York, Municipal Water Finance Authority, Water
                                        System Revenue Bonds, 5% due 7/01/2025 (d)                                 1,948

             AAA      Aaa       2,600   Long Island Power Authority, New York, Electric System Revenue
                                        Bonds, Series A, 5.50% due 12/01/2029 (e)                                  2,670

             AAA      Aaa       1,200   Metropolitan Transportation Authority, New York, Dedicated Tax
                                        Fund, Series A, 4.75% due 4/01/2028 (d)                                    1,126

                                        New York City, New York, GO:
             BBB+     A3        4,000      Series H, 5% due 8/01/2022                                              3,853
             BBB+     A3        5,000      Series H, 5.125% due 8/01/2025                                          4,861
             BBB+     A3        2,000      UT, Series J, 5.50% due 2/15/2026                                       2,031

             A        A3        5,885   New York City, New York, Industrial Development Agency, Civic
                                        Facilities Revenue Bonds (Nightingale-Bamford School Project),
                                        5.85% due 1/15/2020                                                        6,111

                                        New York City, New York, Municipal Water Finance Authority,
                                        Water and Sewer System Revenue Bonds:
             A-       A2        4,750      Series B, 5.25% due 6/15/2029                                           4,743
             A-       A2        7,500      Series D, 4.75% due 6/15/2025                                           6,983
             A1+      VMIG1++     300      VRDN, Series C, 4.05% due 6/15/2023 (a)(d)                                300

             AA       Aa3       7,500   New York City, New York, Transitional Finance Authority
                                        Revenue Bonds (Future Tax Secured), Series C, 5% due 5/01/2026             7,280

             A1+      VMIG1++     300   New York City, New York, VRDN, Series B, Sub-Series B-2, 4.05%
                                        due 8/15/2023 (a)(e)                                                         300

                                        New York State Dormitory Authority Revenue Bonds:
             A1+      VMIG1++   1,800      (Cornell University), VRDN, Series B, 3.90% due 7/01/2025 (a)           1,800
             BBB+     A3        7,550      (Court Facilities Lease), Series A, 5.25% due 5/15/2021                 7,480
             NR*      Aaa       2,960      (Culinary Institute), 5% due 7/01/2027 (e)                              2,880
             AAA      Aaa       7,400      (Mental Health Services Facilities), Series B, 5% due
                                           2/15/2028 (f)                                                           7,199
             A-       A3        2,370      (Mental Health Services Facilities Improvement), Series B,
                                           5.375% due 2/15/2026                                                    2,392
             AAA      Aaa       2,900      Refunding (New York & Presbyterian Hospital), 5% due
                                           8/01/2032 (c)                                                           2,803
             BBB+     Baa1      3,000      Refunding (Secured Hospital--North General Hospital),
                                           Series G, 5.30% due 2/15/2019                                           2,992
             BBB+     Baa1      7,500      Refunding (Secured Hospital--Wyckoff Heights), Series H,
                                           5.30% due 8/15/2021                                                     7,480
             A-       A3        2,000      Refunding (State University Educational Facilities), 5.125%
                                           due 5/15/2021                                                           1,964
             AAA      Aaa       1,455      Refunding (University of Rochester), Series A, 5.125% due
                                           7/01/2022 (e)                                                           1,436
             AAA      Aaa       6,000      Refunding (University of Rochester), Series A, 5% due
                                           7/01/2023 (e)                                                           5,850
             AA       Aa        5,000      Refunding (Vassar College), 5% due 7/01/2025                            4,891
             BBB+     Baa1      7,000      (Secured Hospital--Interfaith Medical Center), Series D,
                                           5.40% due 2/15/2028                                                     7,036
             BBB+     Baa1      4,500      (Secured Hospital--Saint Agnes Hospital), Series A, 5.30%
                                           due 2/15/2019                                                           4,489
             BBB+     Baa1      1,750      (Secured Hospital--Saint Agnes Hospital), Series A, 5.40%
                                           due 2/15/2025                                                           1,759
             BBB+     Baa1      1,000      (Secured Hospital--Saint Clare's Hospital), Series B,
                                           5.30% due 2/15/2019                                                       997
             BBB+     Baa1      6,500      (Secured Hospital--Saint Clare's Hospital), Series B,
                                           5.40% due 2/15/2025 (g)                                                 6,533
             AAA      Aaa       4,075      (State University Educational Facilities), Series A,
                                           4.75% due 5/15/2025 (e)                                                 3,833

                                        New York State Energy Research and Development Authority,
                                        PCR, AMT:
             AAA      Aaa       2,000      (New York State Electric and Gas Corporation Project),
                                           Series A, 6.15% due 7/01/2026 (e)                                       2,165
             A1+      NR*         300      (Niagara Power Corporation Project), VRDN, Series B,
                                           4.10% due 7/01/2027 (a)                                                   300

             AAA      Aaa       3,000   New York State Environmental Facilities Corporation, Special
                                        Obligation Revenue Refunding Bonds (Riverbank State Park),
                                        5.125% due 4/01/2022 (c)                                                   2,953

             AAA      Aaa       5,065   New York State Local Government Assistance Corp., RITR,
                                        Series 27, 6.97% due 4/01/2021 (b)(e)                                      5,318

                                        New York State Mortgage Agency Revenue Bonds:
             NR*      Aa2       7,435      (Homeowner Mortgage), AMT, Series 69, 5.40% due 10/01/2019              7,486
             NR*      Aa2       3,900      (Homeowner Mortgage), AMT, Series 69, 5.50% due 10/01/2028              3,915
             NR*      Aa2       4,900      Series 41-A, 6.45% due 10/01/2014                                       5,286

                                        New York State Urban Development Corporation Revenue Bonds:
             BBB+     Baa1      9,500      (Correctional Facilities-Service Contract), Series A, 5%
                                           due 1/01/2028                                                           9,077
             AAA      Aaa       5,000      RITR, Series 26, 6.97% due 1/01/2025 (b)(e)                             5,306

             AAA      Aaa       1,700   Oneida County, New York, Industrial Development Agency,
                                        Revenue Bonds (Civic Facility-Mohawk Valley), Series A,
                                        5.20% due 2/01/2013 (f)                                                    1,730

                                        Port Authority of New York and New Jersey, Consolidated Bonds:
             AA-      A1        6,565      109th Series, 4th Installment, 5.375% due 1/15/2032                     6,679
             AA-      A1        7,500      111th Series, 5% due 10/01/2032                                         7,284


Puerto       A1+      VMIG1++     600   Puerto Rico Commonwealth, Government Development Bank, Revenue
Rico--0.3%                              Refunding Bonds, VRDN, 3.15% due 12/01/2015 (a)(e)                           600


             Total Investments (Cost--$177,572)--94.5%                                                           179,469

             Variation Margin on Financial Futures Contracts--0.0%**                                                 (30)

             Other Assets Less Liabilities--5.5%                                                                  10,479
                                                                                                               ---------
             Net Assets--100.0%                                                                                $ 189,918
                                                                                                               =========


          (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the interest rate in effect at June 30, 1998.
          (b)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the interest rate in effect at June 30, 1998.
          (c)AMBAC Insured.
          (d)FGIC Insured.
          (e)MBIA Insured.
          (f)FSA Insured.
          (g)All or a portion of security held as collateral in connection with open financial futures contracts.
            *Not Rated.
           **Financial futures contracts sold as of June 30, 1998 were as follows:


                                                                  (in Thousands)
             Number of                             Expiration         Value
             Contracts        Issue                   Date       (Notes 1a & 1b)

               75       US Treasury Bonds        September 1998       $9,269

             Total Financial Futures Contracts Sold
             (Total Contract Price--$9,239)                           $9,269
                                                                      ======


           ++Highest short-term rating by Moody's Investors Service, Inc.
             Ratings of issues shown have not been audited by Deloitte & Touche LLP.


             See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., June 30, 1998


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of June 30, 1998
Assets:             Investments, at value (identified cost--$177,572,104) (Note 1a)                         $179,468,517
                    Cash                                                                                       3,195,613
                    Receivables:
                      Securities sold                                                      $  4,885,752
                      Interest                                                                2,997,160        7,882,912
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      15,147
                    Prepaid expenses and other assets                                                              4,113
                                                                                                            ------------
                    Total assets                                                                             190,566,302
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                       264,311
                      Distributor (Note 2)                                                      108,324
                      Investment adviser (Note 2)                                                50,904
                      Variation margin (Note 1b)                                                 30,469          454,008
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       193,813
                                                                                                            ------------
                    Total liabilities                                                                            647,821
                                                                                                            ------------

Net Assets:         Net assets                                                                              $189,918,481
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,040 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 76,000,000
                      Common Stock, par value $.10 per share (7,556,667 shares
                      issued and outstanding)                                              $    755,667
                    Paid-in capital in excess of par                                        111,608,781
                    Undistributed investment income--net                                        515,734
                    Accumulated realized capital losses on investments--net                    (827,645)
                    Unrealized appreciation on investments--net                               1,865,944
                                                                                           ------------
                    Total--Equivalent to $15.08 net asset value per share of
                    Common Stock (market price--$14.5625)                                                    113,918,481
                                                                                                            ------------
                    Total capital                                                                           $189,918,481
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Period February 27, 1998++ to June 30, 1998
Investment          Interest and amortization of premium and discount earned                                $  3,117,591
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    312,904
                    Commission fees (Note 4)                                                     35,234
                    Professional fees                                                            22,009
                    Accounting services (Note 2)                                                 20,304
                    Transfer agent fees                                                          10,769
                    Directors' fees and expenses                                                 10,255
                    Listing fees                                                                  8,085
                    Custodian fees                                                                4,563
                    Pricing fees                                                                  1,505
                    Amortization of organization expenses (Note 1e)                               1,103
                    Other                                                                        12,305
                                                                                           ------------
                    Total expenses before reimbursement                                         439,036
                    Reimbursement of expenses (Note 2)                                         (288,699)
                                                                                           ------------
                    Total expenses after reimbursement                                                           150,337
                                                                                                            ------------
                    Investment income--net                                                                     2,967,254
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (827,645)
Unrealized Gain     Unrealized appreciation on investments--net                                                1,865,944
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  4,005,553
(Notes 1b, 1d & 3):                                                                                         ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., June 30, 1998


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      Feb. 27, 1998++ to
                    Increase (Decrease) in Net Assets:                                                      June 30,1998
Operations:         Investment income--net                                                                  $  2,967,254
                    Realized loss on investments--net                                                           (827,645)
                    Unrealized appreciation on investments--net                                                1,865,944
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                       4,005,553
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (1,644,233)
(Note 1f):            Preferred Stock                                                                           (807,287)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (2,451,520)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                   113,250,000
Transactions        Proceeds from issuance of Preferred Stock                                                 76,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                                  (278,202)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (707,355)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       188,264,443
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             189,818,476
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $189,918,481
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    515,734
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                      Feb. 27, 1998++ to
                    Increase (Decrease) in Net Asset Value:                                                June 30, 1998
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .36
                    Realized and unrealized gain on investments--net                                                 .14
                                                                                                            ------------
                    Total from investment operations                                                                 .50
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.22)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                            ------------
                    Effect of Preferred Share activity++++:
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.07)
                    Capital charge resulting from issuance of Preferred Stock                                       (.09)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.16)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      15.08
                                                                                                            ============
                    Market price per share, end of period                                                   $    14.5625
                                                                                                            ============

Total Investment    Based on market price per share                                                               (1.47%)+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                             2.03%+++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                  .26%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                        .77%*
                                                                                                            ============
                    Investment income--net                                                                         5.22%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $    113,918
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     76,000
                                                                                                            ============
                    Portfolio turnover                                                                            28.25%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,499
                                                                                                            ============

Dividends           Series A--Investment income--net                                                        $        286
Per Share on                                                                                                ============
Preferred Stock     Series B--Investment income--net                                                        $        245
Outstanding:                                                                                                ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 19, 1998.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., June 30, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings New York Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on February 27, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on January 20, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the sale of Preferred Stock. For the period February 27, 1998 to June 30, 1998, FAM earned fees of $312,904, of which $244,654 was reimbursed. In addition, FAM reimbursed the Fund $44,045 in additional expenses.

During the period February 27, 1998 to June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") received underwriting fees of $570,000 in connection with the issuance of the Fund's Preferred
Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period February 27, 1998 to June 30, 1998 were $204,812,284 and $45,742,746, respectively.

Net realized losses for the period February 27, 1998 to June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:


                                                  Unrealized
                                     Realized       Gains
                                      Losses       (Losses)

Long-term investments            $   (606,295)  $  1,896,413
Financial futures contracts          (221,350)       (30,469)
                                 ------------   ------------
Total                            $   (827,645)  $  1,865,944
                                 ============   ============


As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,896,413, of which $1,896,489 related to appreciated and $76 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $177,572,104.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period February 27, 1998 to June 30, 1998, increased by 7,550,000 as a result of the initial offering. Prior to February 27, 1998 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 1998 were as follows: Series A, 3.62% and Series B, 3.80%.

In connection with the offering of AMPS, the Board of Directors reclassified 3,040 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period February 27, 1998 to June 30, 1998 increased by 3,040 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period February 27, 1998 to June 30, 1998, MLPF&S earned $33,284 as commissions.


5. Capital Loss Carryforward:
At June 30, 1998, the Fund had a net capital loss carryforward of approximately $827,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On July 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065415 per share, payable on July 30, 1998 to shareholders of record as of July 23, 1998.



MuniHoldings New York Fund, Inc., June 30, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings New York Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Fund, Inc. as of June 30, 1998, the related statements of operations and changes in net assets, and the financial highlights for the period February 27, 1998 (commencement of operations) to June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period February 27, 1998 to June 30, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 7, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Fund, Inc. during its taxable period ended June 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the period.

Please retain this information for your records.




QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of June 30, 1998 were as follows:


                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  27.7%
AA/Aa                                    22.5
A/A                                      21.3
BBB/Baa                                  21.3
Other++                                   1.7

[FN]
++Temporary investments in short-term municipal securities.



MuniHoldings New York Fund, Inc., June 30, 1998


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.





OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUN